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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 12, 2002

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer ID. Number
1-14514	Consolidated Edison, Inc. 4 Irving Place, New York, New York 10003 (212) 460-4600	New York	13-3965100

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 9.    REGULATION FD DISCLOSURE

        On August 12, 2002, the principal executive officer and principal financial officer of Consolidated Edison, Inc. each delivered to the Securities and Exchange Commission a statement in writing, under oath, in the form of Exhibit A to the Commission's Order No. 4-460. The material attached hereto as Exhibits 99.1 and 99.2, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
By
/s/ JOAN S. FREILICH Joan S. Freilich Executive Vice President and Chief Financial Officer

DATE: August 12, 2002

Index to Exhibits

Exhibit	Description
99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURE
Index to Exhibits